Aggregate Loans
FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
<= 519	1.5470	80.3840	90.0000	92.0840	100.0000	3.2000	8.2000	6.0240	0.6010
520 - 539	2.8270	80.5660	90.0000	80.3200	100.0000	8.8920	7.9860	6.0400	3.8200
540 - 559	4.2100	82.3030	90.0000	70.1810	99.2520	40.6390	7.8380	6.0800	9.3130
560 - 579	5.0160	82.7190	90.0000	72.1090	98.5900	52.6930	7.6230	6.0180	14.3680
580 - 599	5.8730	80.8290	95.0000	72.0310	96.4640	41.2550	7.5300	5.9260	26.5690
600 - 619	7.7360	82.6330	95.0000	71.7540	95.5650	67.6660	7.2120	5.8890	35.3560
620 - 639	12.7420	82.0110	95.0000	61.9760	95.0410	78.4990	6.7030	5.6730	61.6010
640 - 659	11.7800	81.6550	95.0000	45.7630	89.7430	72.2700	6.7610	5.7100	61.5690
660 - 679	15.0600	80.8620	95.0000	22.0870	90.7900	76.4460	6.7750	5.7050	81.6250
680 - 699	13.7640	80.8160	95.0000	14.5000	92.5710	78.1890	6.6710	5.7420	87.9930
700 - 719	7.9180	80.9020	95.0000	13.7470	92.8110	75.3930	6.5680	5.6790	90.2540
720 - 739	5.8150	80.9220	95.0000	9.0000	90.8340	81.9740	6.5160	5.7170	91.9410
740 - 759	3.3140	81.2550	95.0000	17.7130	83.2110	82.8790	6.5710	5.7170	93.1170
760 - 779	1.5540	81.2800	90.0000	16.2060	82.9780	74.4070	6.6080	5.6220	90.4410
780 - 799	0.7780	82.1730	90.0000	32.4970	85.3170	81.6260	6.5540	5.6350	79.1910
800 >=	0.0660	82.6480	85.0000	0.0000	100.0000	100.0000	6.6850	5.6060	100.0000
Total:	100.0000	81.4060	95.0000	41.3620	93.0600	68.4430	6.9290	5.7770	62.6970

IO Loans
FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
<= 519	0.0720	56.5800	56.5800	100.0000	100.0000	100.0000	6.5000	6.0000	0.0000
520 - 539	0.3670	79.9620	85.0000	83.9450	100.0000	100.0000	7.3530	6.0900	0.0000
540 - 559	2.5000	82.0050	90.0000	66.9980	100.0000	100.0000	7.4370	6.0950	4.7740
560 - 579	3.8620	82.8610	90.0000	73.8870	98.9450	100.0000	7.4080	6.0070	11.6590
580 - 599	3.5400	80.6790	90.0000	69.6890	94.9180	100.0000	7.3600	5.9040	8.6570
600 - 619	7.6480	83.2150	95.0000	71.2710	97.6120	100.0000	7.0260	5.9230	34.3830
620 - 639	14.6140	81.8900	95.0000	62.6650	96.6890	100.0000	6.5950	5.6600	66.2350
640 - 659	12.4390	81.9080	95.0000	44.3570	89.1720	100.0000	6.6770	5.7050	60.1020
660 - 679	16.8210	81.0790	95.0000	21.6450	92.7810	100.0000	6.6560	5.6840	82.2890
680 - 699	15.7240	80.8580	90.0000	14.6580	93.9610	100.0000	6.5570	5.7420	89.0890
700 - 719	8.7220	80.7990	94.5000	12.4530	94.9530	100.0000	6.4880	5.6640	89.8170
720 - 739	6.9650	80.9020	90.0000	6.3110	91.5150	100.0000	6.5020	5.7240	92.4190
740 - 759	4.0120	81.0170	90.0000	17.9640	84.1290	100.0000	6.5210	5.7100	95.3040
760 - 779	1.6890	81.1610	90.0000	16.6340	89.5130	100.0000	6.5130	5.5670	91.3460
780 - 799	0.9270	82.7820	90.0000	28.6880	85.5360	100.0000	6.5030	5.6480	74.5070
800 >=	0.0970	82.6480	85.0000	0.0000	100.0000	100.0000	6.6850	5.6060	100.0000
Total:	100.0000	81.4650	95.0000	36.2420	93.6230	100.0000	6.7040	5.7420	68.9370

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